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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 16, 2007

SINO FIBRE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52709	76-0616470
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID)
incorporation)

The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
(Address of principal executive offices and Zip Code)

(212) 907-6522
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

c.	Effective October 16, 2007, Sino Fibre Communications, Inc. announced Ben Yan will join the company as the Chief Operating Officer. Mr. Yan previously served as Managing Partner for Chasm Management Consulting, an international consulting firm, from 2001 to present day.

ITEM 7.01      REGULATION FD DISCLOSURE

     The Company announced today the appointment of Ben Yan as Chief Operating Officer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 16th day of October, 2007.

SINO FIBRE COMMUNICATIONS, INC.

BY:	MATTHEW MECKE
Matthew Mecke
President and Principal Executive Officer.